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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                          --------------------

                                FORM 8-K

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                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  December 15, 2006

                            Adams Golf, Inc.
           (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-24583            75-2320087
      (State or Other             (Commission          (IRS Employer
 Jurisdiction of Incorporation    File Number)      Identification No.)

      300 Delaware Avenue, Suite 572
            Wilmington, Delaware                           19801
 (Address of principal executive offices)               (Zip Code)

   Registrant's telephone number, including area code:  (302) 427-5892

                             Not Applicable
       (Former Name or Former Address, if Changed Since Last Report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

     [   ]     Written communications pursuant to Rule 425 under the
               Securities Act (17 CFR 230.425)

     [   ]     Soliciting material pursuant to Rule 14a-12(b) under the
               Exchange Act (17 CFR 230.14a-12(b))

     [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
               under the Exchange Act (17 CFR 230.14d-2(b))

     [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
               under the Exchange Act (17 CFR 230.133-4(c))

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Item 1.01 Entry in a Material Definitive Agreement.

     On December 15, 2006, we entered into a definitive agreement with Women's Golf Unlimited, Inc. ("WGU") to purchase certain of its assets, including the trademarks, internet domain names and customer lists for WGU's Square Two Golf[TM] and Lady Fairway[TM] brands. The purchase price is $600,000 cash, to be paid at closing, and an earn out payment of up to a maximum of $400,000, based on sales of products using the WGU brands during the 13-month period following the closing. The earn out payment, if earned, will be paid quarterly and will be subject to adjustment quarterly and at the end of the earn-out period.

     We are not assuming any WGU liabilities under the agreement. The agreement contains a number of customary representations, warranties, covenants and closing conditions found in similar transactions. The closing conditions include the approval of WGU's shareholders and the receipt by WGU of a fairness opinion.

     Under the agreement, we will grant WGU a limited license to sell its remaining closing date inventory and to collect its remaining closing date accounts receivable for a period of up to 15 months after the closing.

     The closing is expected to occur in the first quarter of 2007; however, we cannot predict with certainty whether or when the closing conditions will be satisfied or whether or when the purchase will be consummated. If the closing does not occur by February 15, 2007, both parties have the option to terminate the agreement.


Item 8.01 Other Events.

     On December 20, 2006, we issued a press release announcing execution of the agreement with WGU. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

       Exhibit
         No.        Description
     ----------     --------------------------------------------------
        99.1        Press Release by the Registrant, dated December 20,
                    2006.



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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 20, 2006                ADAMS GOLF, INC.


                                        By:  /s/  ERIC LOGAN
                                           ------------------------
                                           Eric Logan
                                           Chief Financial Officer

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                              SCHEDULE OF EXHIBITS


       Exhibit
         No.        Description
     ----------     --------------------------------------------------
        99.1        Press Release by the Registrant, dated December 20,
                    2006.